Exhibit 10.81

OPERATING DEFICIT GUARANTY AGREEMENT

THIS OPERATING DEFICIT GUARANTY AGREEMENT (this “Guaranty”) is made as of ____________ ___, 2005, by AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (“Guarantor”), for the benefit of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial corporation (including its successors, transferees and assigns, “Lender”).

RECITALS:

A.  DENVER LOWRY JV, LLC, a Delaware limited liability company (“Borrower”), by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall collectively be referred to as the “Note”) and that certain Loan Agreement by and between Lender and Borrower of even date herewith (the “Loan Agreement”) is indebted to Lender in the maximum principal sum of Twenty-Five Million Four Hundred Eighty Thousand and No/100 Dollars ($25,480,00.00) in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the “Loan”), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

B.  The Loan is secured by, among other things, a Deed of Trust, Assignment of Rents and Security Agreement (the “Security Instrument”), dated as of the date hereof which grants Lender a first lien on the property encumbered thereby (the “Property”). All and any of the documents other than the Note, the Security Instrument and this Assignment now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the “Other Security Documents.”

C.  Lender is willing to make the Loan only if Guarantor agrees to guaranty to Lender the advancement of funds by Guarantor to Borrower in an amount sufficient to enable Borrower to fund any monthly Operating Deficit (as defined below) related to the operation of the Property upon the terms and conditions set forth in this Guaranty.

AGREEMENT:

NOW THEREFORE, in consideration of the above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement to Lender to make the Loan, Guarantor, intending to be legally bound, hereby covenants, agrees, represents and warrants as follows:

1.  Definitions. The following defined terms have the meaning ascribed to them:

(a)  “Actual Gross Income” means, with respect to any calendar month, the actual monthly gross rental income derived from leases of space in the Property plus any other items of income attributable to and received from the operation of the Property;

(b)  “Approved Expenses” means, with respect to any calendar month, the actual expenses of operation of the Property (as approved by Lender in its sole and absolute discretion) in such calendar month, excluding any payments for (i) services rendered with respect to the Property by Borrower or any affiliate of Borrower which were not included by Lender in underwriting the Loan, and (ii) nonrecurring extraordinary expenses, unless Lender has consented to include any such payment as an “Approved Expense;”

(c)  “Debt Service” means, with respect to any calendar month, all regularly scheduled monthly payments of interest and/or principal due under the Note in such calendar month (but specifically excluding payment of the balance of principal and unpaid interest at maturity, whether by acceleration or otherwise), plus all deposits required to be made under the Note, the Security Instrument, or the Other Security Documents to be held in escrow for taxes and insurance, for replacement reserves or any other reserves required to be made under the Note, the Security Instrument, or the Other Security Documents in such month; and

(d)  “Operating Deficit” means, with respect to any calendar month, the dollar amount by which the sum of (i) Approved Expenses and (ii) Debt Service for the calendar month exceeds the Actual Gross Income for the same month, as set forth in the monthly statements required by the Security Instrument to be provided to Lender and such other confirmatory records as Lender may request for review, and as adjusted by Lender, in its sole discretion.

2.  Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt and punctual payment to Borrower, or to such other Person as may be designated by Lender in writing, which may include Lender or any assignee of Lender, an amount equal to the Operating Deficit for the immediately preceding month, such amount to be applied toward the payment of such items of Approved Expenses or Debt Service as may be directed by Lender in writing (the “Guaranteed Obligations”) within seven (7) days of Lender’s demand therefor. In addition, Guarantor guarantees the full payment of, and agrees to reimburse Lender for, all costs of collection incurred by Lender in enforcing the Guaranteed Obligations and pursuing any remedies set forth in this Guaranty, including, without limitation, court costs and actual attorneys’ fees (including, but not limited to, fees in any bankruptcy or appellate proceeding).

3.  Payments. All payments to be made by Guarantor to Lender hereunder shall be made in lawful money of the United States of America, in immediately available funds, at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, or such other location designated by Lender in writing, and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty. All payments available to Lender for application in payment or reduction of the Guaranteed Obligations may be applied by Lender in such manner and in such amount, and at such time or times and in such order and priority as Lender may see fit and to the payment or reduction of such portion of the Guaranteed Obligations as Lender may elect.

4.  Subsequent Acts by Lender. Lender may, in its sole discretion and without notice to Guarantor, take any action which might otherwise be deemed a legal or equitable release or discharge of Guarantor’s obligations hereunder without either impairing or affecting the liability of Guarantor for payment of the Guaranteed Obligations, which actions might include, by way of illustration and not limitation:

(a)  at any time or from time to time, the time for Borrower’s performance of or compliance with any provision of the Note, the Security Instrument, or the Other Security Documents may be extended or such performance or compliance may be waived by Lender;

(b)  the acceptance of partial payment of the Guaranteed Obligations;

(c)  any of the acts permitted in the Note, the Security Instrument, or the Other Security Documents may be performed;

(d)  the Note, the Security Instrument, or the Other Security Documents may from time to time be amended and/or renewed by Borrower and Lender for the purpose of adding any provisions thereto or changing in any manner the rights of Lender or of Borrower thereunder;

(e)  the maturity date of the Note may be changed, extended or renewed in whole or in part;

(f)  the maturity of the Note may be accelerated in accordance with the terms of the Note, the Security Instrument, or the Other Security Documents or any future agreement between Borrower and Lender or the holder of such Note;

(g)  any collateral security for all or any part of the Guaranteed Obligations may be exchanged, released, compromised, consolidated, surrendered or otherwise dealt with, and Lender’s interest therein may be released and may or may not be perfected;

(h)  the settlement, release, compounding, compromise, cancellation, rearrangement or consolidation of any of the Guaranteed Obligations;

(i)  the collection of or other liquidation of any claims Lender may have in respect to the Guaranteed Obligations;

(j)  the granting of indulgences, forbearance, compromises, extensions or adjustments in respect to any covenant or agreement under the Note, the Security Instrument, or the Other Security Documents; and/or

(k)  the release from liability of any Guarantor and/or any additional parties who may guarantee payment of the Guaranteed Obligations or any portion thereof.

5.  Certain Rights, Subordination, Etc.

(a)  Lender may pursue its rights and remedies under this Guaranty and shall be entitled to payment hereunder notwithstanding any other guaranty of all or any part of the Guaranteed Obligations, and notwithstanding any action taken by Lender to enforce any of its rights or remedies under such other guaranty, or any payment received thereunder (but in no event shall Lender collect more than the aggregate amount of the Guaranteed Obligations).

(b)  Any obligation or debt of Borrower now or hereafter held by Guarantor is hereby subordinated to the Guaranteed Obligations. Following the occurrence of an Event of Default (as defined below), Guarantor shall not enforce or collect any such indebtedness from Borrower. Nevertheless, upon request by Lender, Guarantor shall collect, enforce and receive such indebtedness of Borrower to Guarantor. Any sums collected at Lender’s request or collected in contravention of the prohibition set forth herein shall be held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranteed Obligations; provided, however, that such payments shall not impair, reduce or affect in any manner the liability of Guarantor under the other provisions of this Guaranty.

(c)  Guarantor agrees that if any event of default exists under the Note, the Security Instrument, or the Other Security Documents (“Event of Default”), (i) such Guarantor shall not accept payment from any other guarantor of any Guaranteed Obligations by way of contribution or similar rights on account of any payment made hereunder by Guarantor to Lender, all of which rights are hereby subordinated to Guarantor’s obligations hereunder to Lender, (ii) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (iii) if Guarantor should receive payment, satisfaction or security for any indebtedness of Borrower to Lender, the same shall be delivered to Lender in the form received, endorsed or signed as may be appropriate for application on account of or as security for the indebtedness of Borrower to Lender and, until so delivered, shall be held in trust for Lender as security for the indebtedness of Borrower to Lender.

(d)  Upon the occurrence of an Event of Default with respect to the Guaranteed Obligations, Guarantor agrees to pay or perform on demand such Guaranteed Obligations within five (5) days of Lender’s demand therefor. Lender shall not be under a duty to protect, secure or insure or be required to liquidate any security or lien provided by the Security Instrument or other such collateral held by Lender prior to making such demand.

(e)  Notwithstanding any payment or payments made by Guarantor under this Guaranty, Guarantor expressly, irrevocably and unconditionally waives and releases any and all “claims” (as that term is defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the “Bankruptcy Code”)) it may now or hereafter have against Borrower, and shall not be entitled to, and hereby expressly waives, any and all rights of subrogation, reimbursement, indemnity, exoneration and contribution against Borrower, which Guarantor may now or hereafter have against Borrower without regard to whether any such right or claim arises expressly; provided, that such waiver and release shall not be effective as to any such claim or entitlement or such subrogation and other rights that accrue after the indefeasible payment, performance or other satisfaction in full of the Guaranteed Obligations.

6.  Representations and Warranties. Guarantor represents and warrants to Lender that:

(a)  Existence, Power and Qualification. Guarantor is a duly organized and validly existing corporation, has the power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes such qualification and good standing necessary, except where failure to so qualify or be in good standing would not adversely affect Guarantor’s ability to perform its obligations hereunder.

(b)  Power and Authority. Guarantor has full power and authority to execute and deliver this Guaranty and perform its obligations hereunder, all of which have been authorized by all proper and necessary action.

(c)  Financial Condition. The financial statements of Guarantor heretofore furnished to Lender are complete and correct and fairly present the financial condition of Guarantor as of the date thereof. Since the date of said financial statements there has been no material adverse change in the financial position or operations, or the business taken as a whole, of Guarantor from that set forth therein.

(d)  Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency now pending or, to the best of Guarantor’s knowledge, threatened against Guarantor, in which an adverse decision could materially and adversely affect the ability of Guarantor to perform its obligations hereunder.

(e)  No Breach. The execution and delivery of this Guaranty, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent (not heretofore obtained at the time this representation is made) under, any applicable law, administrative proceeding or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which Guarantor is bound or to which Guarantor is subject, (ii) constitute a default under any such agreement or instrument or under Guarantor’s organizational documents, or, except for any conflict or default which would not materially affect Guarantor’s ability to perform its obligations hereunder, any other agreement or instrument binding upon Guarantor, or (iii) result in the creation or imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument.

(f)  Approvals. To the best of Guarantor’s knowledge, no authorizations, approvals, or consents of (other than those heretofore obtained and in full force and effect), and no filings or registrations with (other than those heretofore obtained and in full force and effect), any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability thereof.

(g)  Taxes, etc. Guarantor has filed all United States federal and state tax returns and all other tax returns that are required to be filed by Guarantor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor, except such taxes, the payment of which is not yet due, or which if due, is not yet delinquent or is being contested in good faith or which has not been finally determined.

(h)  Benefit. The making of the Loan by Lender to Borrower will directly benefit Guarantor.

7.  Guaranty is a Continuing Obligation. The obligations of Guarantor under this Guaranty shall be continuing, absolute, irrevocable and unconditional under all circumstances, and shall remain in full force and effect or be reinstated, until all of the Guaranteed

Obligations shall have been paid and performed in full, irrespective of the bankruptcy, insolvency, merger, reorganization, termination, discontinuation or dissolution of Borrower or any assignment for the benefit of creditors by Borrower. Guarantor acknowledges and agrees that Guarantor’s obligations hereunder shall apply to and continue with respect to any of the obligations of Borrower under the Note, the Security Instrument, or the Other Security Documents which are subsequently recovered from Lender for the reasons set forth below. In the event that any payment by or on the behalf of Borrower to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, including, without limitation, as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, Borrower or of any substantial part of its property or otherwise, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another party (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the later of (a) the date the Guaranteed Obligations are paid and performed in full, or (b) if not paid in accordance with the Guaranteed Obligations, the expiration or termination of the Loan, and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

8.  Waiver and Release of Subrogation and Participation. Until the Guaranty Obligations have been satisfied, (a) Guarantor shall have no right of subrogation in or under the Guaranteed Obligations, and no rights of reimbursement, indemnity or contribution from Borrower or any other rights by law, equity, statute or contract that would give rise to a creditor-debtor relationship between Guarantor and Borrower, (b) Guarantor shall have no right to participate in any way in any of the collateral which is conveyed under the Note, the Security Instrument, or the Other Security Documents as security for the Guaranteed Obligations, and (c) Guarantor hereby explicitly waives and releases any of the above-described rights of subrogation, reimbursement, indemnity, contribution, participation, and any right to require the marshalling of Borrower’s assets under any circumstances.

9.  Continuing Validity. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Security Instrument, or the Other Security Documents, against any person obligated thereunder or against the owner of the premises covered by the Security Instrument, (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, (c) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Security Instrument or the Other Security Documents, or the death of any Guarantor, or (d) by reason of any payment made on the Guaranteed Obligations or any other indebtedness arising under the Note, the Security Instrument or the Other Security Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranteed Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranteed Obligations due and payable on the happening of any default or event by which under the terms of the Note, the Security Instrument or the Other Security Documents, the Guaranteed Obligations shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Guaranteed Obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

10.  No Abrogation of Borrower’s Obligations. The existence of this Guaranty will not abrogate Borrower’s agreement to fulfill all obligations under the Note, the Security Instrument and the Other Security Documents.

11.  Notice. All notices given under this Guaranty shall be in writing and shall be either hand delivered or mailed, by certified U.S. mail, return receipt requested, first class postage prepaid, to the other party, at its address set forth below or at such other address as such party may designate by notice to the other party:

(a)  If to Guarantor:

American Retirement Corporation
111 Westwood Place, Suite 200
Brentwood, Tennessee 37027
Attention: George Hicks, Executive Vice President

with a copy to:

T. Andrew Smith, Esquire
Bass, Berry & Sims, PLC
315 Deaderick Street, Suite 2700
Nashville, Tennessee 37238-0002

(b)  If to Lender:

GMAC Commercial Mortgage Bank
100 South Wacker Drive
Suite 400
Chicago, Illinois 60606
Attention: Construction Department

with a copy to:

GMAC Commercial Mortgage Corporation
8333 Douglas Avenue, Suite 1460
Dallas, Texas 75225
Attention: Monique Bimler

and:

Kelly M. Wrenn, Esquire
Ballard Spahr Andrews & Ingersoll, LLP
601 13th Street, NW, Suite 1000 South
Washington, DC 20005-3807

12.  No Waiver by Lender; Remedies. No failure on the part of Lender or the holder of the Note to exercise, and no delay in exercising, any right hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available. Failure of Lender to insist upon strict performance or observance of any of the terms, provisions and covenants hereof or to exercise any right herein contained shall not be construed as a waiver or relinquishment of the right to demand strict performance at another time. Receipt by Lender of any payment or performance on the Guaranteed Obligations shall not be deemed a waiver of the breach of any provision hereof or of any of the Note, the Security Instrument, or the Other Security Documents. Without limiting the generality of the foregoing, Guarantor agrees that in any action by Lender by reason of the Guaranteed Obligations, Lender, at its election, may proceed (a) against Guarantor together with Borrower, (b) against Guarantor and Borrower, individually, or (c) against Guarantor only without having commenced any action against, or having obtained any judgment against, Borrower.

13.  Certain Waivers by Guarantor. AS A FURTHER INDUCEMENT TO LENDER TO MAKE THE LOAN AND IN CONSIDERATION THEREOF, GUARANTOR FURTHER COVENANTS AND AGREES THAT SERVICE OF ANY SUMMONS AND COMPLAINT OR OTHER PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO GUARANTOR AT GUARANTOR’S ADDRESS HEREINABOVE SET FORTH, GUARANTOR HEREBY WAIVING PERSONAL SERVICE THEREOF. GUARANTOR HEREBY WAIVES THE PLEADING OF ANY STATUTE OF LIMITATIONS AS A DEFENSE TO THE OBLIGATIONS HEREUNDER. GUARANTOR HEREBY WAIVES NOTICE OF THE ACCEPTANCE HEREOF, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST, NOTICE OF PROTEST, OR ANY AND ALL NOTICE OF NON-PAYMENT, NON-PERFORMANCE OR NON-OBSERVANCE, OR OTHER PROOF, OR NOTICE OR DEMAND.

GUARANTOR FURTHER WAIVES AND AGREES NOT TO ASSERT: (A) ANY RIGHT TO REQUIRE LENDER TO PROCEED AGAINST BORROWER OR TO PROCEED AGAINST ANY OTHER GUARANTOR, OR TO PROCEED AGAINST OR EXHAUST ANY SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO PURSUE ANY OTHER REMEDY AVAILABLE TO LENDER, OR TO PURSUE ANY REMEDY IN ANY PARTICULAR ORDER OR MANNER, (B) THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR’S LIABILITY HEREUNDER OR THE ENFORCEMENT HEREOF, (C) NOTICE OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF BORROWER TO LENDER, (D) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE LIABILITY OF A SURETY, (E) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF BORROWER OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER (OTHER THAN PAYMENT IN FULL) OF THE LIABILITY OF BORROWER FOR THE GUARANTEED OBLIGATIONS, (F) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE RIGHT OF LENDER TO RECOVER A DEFICIENCY JUDGMENT, OR TO OTHERWISE PROCEED AGAINST ANY PERSON OR ENTITY OBLIGATED FOR PAYMENT OF THE GUARANTEED OBLIGATIONS, AFTER ANY FORECLOSURE OR TRUSTEE’S SALE OF ANY SECURITY FOR THE GUARANTEED OBLIGATIONS, AND (G) ANY OTHER DEFENSE OR CIRCUMSTANCE WHICH MIGHT OTHERWISE CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF GUARANTOR’S LIABILITY HEREUNDER, ARISING FROM OR OUT OF THE LOAN, THE NOTE, THE SECURITY INSTRUMENT, OR THE OTHER SECURITY DOCUMENTS AND/OR THE PROPERTY.

14.  Waiver of Automatic Stay. GUARANTOR HEREBY AGREES THAT, IN CONSIDERATION OF LENDER’S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT GUARANTOR SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (“BANKRUPTCY CODE”), OR SIMILAR LAW OR STATUTE, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE, (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR

DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST GUARANTOR FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO APPLICABLE LAW (INCLUDING WITHOUT LIMITATION, COMMON LAW OR STATUTORY FIDUCIARY DUTIES), LENDER SHALL THEREUPON BE ENTITLED, AND GUARANTOR HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM, ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS AGREEMENT AND/OR THE NOTE, THE SECURITY INSTRUMENT, OR THE OTHER SECURITY DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND GUARANTOR HEREBY IRREVOCABLY WAIVES GUARANTOR’S RIGHTS TO OBJECT TO SUCH RELIEF.

15.  Guaranty of Payment. This is a guaranty of payment and not of collection and upon any Event of Default of Borrower under the Note, the Security Instrument, the Loan Agreement or the Other Security Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Property or other collateral for the Loan.

(a)  Joint and Several Liability. The term “Guarantor” as used in this Guaranty shall refer individually and collectively to all signers of this Guaranty. Each undertaking herein contained shall be the joint and several undertaking of each signer hereof if more than one, and it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such signers without seeking to enforce the same as to all or any such signers. Guarantor hereby waives any requirement of joinder of all or any other of the parties hereto in any suit or proceeding to enforce the provisions hereof.

(b)  Assignment. Lender may assign this Guaranty or any rights or powers hereunder, in whole or in part, in connection with the sale of the Note and assignment of the Security Instrument. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the prior written consent of Lender which may be withheld in its absolute discretion. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. This Guaranty shall be binding upon Guarantor and the successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. If any party hereto shall be a partnership or a limited liability company, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals or entities composing the partnership or the limited liability company, and the term “Guarantor” shall include any altered or successive partnerships and any altered or successive limited liability companies but the predecessor partnerships and their partners, and the predecessor limited liability companies and their members, shall not thereby be released from any obligations or liability hereunder.

16.  Waiver of Trial by Jury; Service of Process. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT AND/OR ANY OF THE OTHER SECURITY DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR OF GUARANTOR’S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR HEREBY IRREVOCABLY DESIGNATES CORPORATION SERVICE COMPANY AT , AND ITS SUCCESSORS IN OFFICE, AS THE TRUE AND LAWFUL ATTORNEY OF GUARANTOR FOR THE PURPOSE OF RECEIVING SERVICE OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF COLORADO AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THE NOTE. GUARANTOR AGREES THAT SERVICE UPON SAID CORPORATION SERVICE COMPANY SHALL BE VALID REGARDLESS OF GUARANTOR’S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER GUARANTOR RECEIVES A COPY OF SUCH SERVICE. GUARANTOR AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY’S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS AGREEMENT.

17.  Power and Authority. Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

18.  Complete Agreement; Modification; Waiver. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which are incorporated herein which alone fully and completely expresses the agreement of Guarantor and Lender. In no event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing executed by Lender. Any waiver granted by Lender shall be applicable only in the specific instance for which it is given.

19.  Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAW.

20.  Counterparts; Construction. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Words of any gender used in this Guaranty shall be held and construed to include the other gender, and words in the singular shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular, unless this Guaranty or the context otherwise requires.

21.  Review by Guarantor. GUARANTOR HAS RECEIVED COPIES OF, AND HAS HAD THE OPPORTUNITY TO REVIEW, THE NOTE, THE SECURITY INSTRUMENT, AND THE OTHER SECURITY DOCUMENTS REFERRED TO IN THIS GUARANTY. GUARANTOR HAS DISCUSSED THIS GUARANTY WITH GUARANTOR’S LEGAL COUNSEL, AND GUARANTOR UNDERSTANDS THE NATURE AND EXTENT AND THE LEGAL AND PRACTICAL CONSEQUENCES OF GUARANTOR’S LIABILITY UNDER THIS GUARANTY.

22.  No Oral Agreement. To the extent allowed by law, Guarantor agrees to be bound by the terms of the following notice:

NOTICE:
THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS CONSTITUTE A WRITTEN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOAN.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of the day and year first written above.

GUARANTOR:

AMERICAN RETIREMENT CORPORATION, a Tennessee corporation

By:

Name:
Title: